UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/20/2005

BANK OF THE JAMES FINANCIAL GROUP INC
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50548

VA	20-0500300
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

828 Main St., P.O. Box 1200, Lynchburg, VA 24504
(Address of principal executive offices, including zip code)

434-846-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 20, 2005, Bank of the James Financial Group, Inc. (the "Company") appointed Mr. William C. Bryant III as a new member to the Company's Board of Directors. Mr. Bryant has also been appointed to the Board of Directors of Bank of the James, the Company's wholly-owned subsidiary. Mr. Bryant will serve on the Loan Committee.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE JAMES FINANCIAL GROUP INC

Date: December 21, 2005	By:	/s/ J. Todd Scruggs
J. Todd Scruggs
Secretary-Treasurer